Noncontrolling Interests	12 Months Ended
Dec. 31, 2013
Noncontrolling Interest [Abstract]
Noncontrolling Interests

Note 9. Noncontrolling Interests

Noncontrolling interests is the portion of equity ownership in our majority-owned subsidiaries not attributable to us and primarily consists of the equity interests held by: (i) the limited partners of MEMP, excluding units held by MRD; (ii) a third party investor in the San Pedro Bay Pipeline Company; and (iii) certain current or former key employees of certain of our subsidiaries.

Distributions paid to the limited partners of MEMP primarily represent the quarterly cash distributions paid to MEMP’s unitholders, excluding those paid to Memorial Resource.

Contributions received from limited partners of MEMP primarily represent net cash proceeds received from common unit offerings. On March 25, 2013, MEMP sold 9,775,000 of its common units in an underwritten equity offering, which generated net cash proceeds of approximately $171.8 million after deducting underwriting discounts and offering expenses. The net proceeds from this equity offering partially funded MEMP’s acquisition of all of the outstanding equity interests in WHT. On October 8, 2013, MEMP sold 16,675,000 of its common units in an underwritten equity offering, which generated net cash proceeds of approximately $318.3 million after deducting underwriting discounts and offering expenses. The net proceeds from this equity offering were used to repay a portion of outstanding borrowings under the MEMP revolving credit facility. In December 2012, MEMP sold 11,975,000 of its common units in an underwritten equity offering, which generated net cash proceeds of $194.3 million. The net proceeds from this equity offering partially funded MEMP’s December 2012 acquisition.

On April 1, 2013, Tanos’ management team sold its 1.066% interest in Tanos to Memorial Resource and all incentive units held were forfeited. See Note 11 for further information.

In connection with this sale, all of Tanos’ employees resigned and became employees of Tanos Exploration II, LLC (“Tanos II”), a Texas limited liability company controlled by the former management team of Tanos. Effective April 1, 2013, Tanos II entered into a transition services agreement with Tanos, whereby Tanos II would manage the operations of Tanos for up to a 6-month period of time. Tanos II is an unrelated entity.

On November 1, 2013, Memorial Resource purchased the noncontrolling interests in Black Diamond, Classic GP and Classic and all incentive units were forfeited. See Note 11 for further information.

In connection with the purchase of the remaining noncontrolling interests in Black Diamond, all of Black Diamond’s employees resigned and certain of them became members of DBD Partners, LLC (“DBD”), a Delaware limited liability company controlled by the former management team of Black Diamond. Effective November 1, 2013, DBD entered into a transition services agreement with Black Diamond, whereby DBD would manager the operations of Black Diamond for up to a 12 month period of time. DBD is an unrelated entity.